UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2008

INNOVA ROBOTICS & AUTOMATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33231	95-4868120
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

15870 Pine Ridge Road, Fort Myers, Florida 33908
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (239) 466-0488

Copies to:
Gregory Sichenzia, Esq.
Stephen M. Fleming, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2008, Innova Robotics & Automation, Inc. (the “Company”) announced that Lloyd Spencer will be serving as interim Chief Executive Officer in place of Eugene Gartlan, who passed away on January 25, 2008. The Company’s Board of Directors has authorized Lloyd Spencer, president and CEO of Innova’s subsidiary, CoroWare, Inc. to act as interim CEO, effective immediately, until the board determines Mr. Gartlan's successor.

Item 9.01. Financial Statements and Exhibits.

Exhibits:

Exhibit	Description

99.1	Press Release dated January 28, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVA ROBOTICS & AUTOMATION, INC.

Date: January 28, 2008	/s/ Lloyd Spencer
Lloyd Spencer
Interim Chief Executive Officer

Exhibit Index

Exhibit	Description

99.1	Press Release dated January 28, 2008